Other income	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other income
11 Other income
	2018	2017	2016
Other income	8	540	66

Other income in 2017 of EUR 540 million mainly related to a book gain of EUR 231 million (USD 250 million) from the divestment of the payout annuity and the BOLI/COLI businesses in the Americas and a book gain of EUR 208 million on the sale of the Unirobe Meeùs Groep. Furthermore, a release of an expense reserve of EUR 82 million (GBP 71 million) was recorded that was embedded in the liabilities for insurance contracts following the completion of the Part VII transfer to Rothesay Life. Also EUR 17 million (GBP 14 million) related to the completion of the Part VII transfer of annuities reinsured to Legal & General in 2016 was included. An insurance business transfer scheme under Part VII of the United Kingdom Financial Services and Markets Act 2000 allows an insurer to transfer policies as at a fixed time and date to another insurer, along with related contracts with other parties. For more details refer to note 51 Business combinations.

Other income of EUR 66 million for 2016 includes the result on the sale of Transamerica Financial Advisors. This transaction has resulted in a gain of USD 58 million (EUR 52 million). Refer to note 51 Business combinations for more details.